UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 10, 2007 lululemon athletica inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33608	20-3842867
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2285 Clark Drive, Vancouver, British Columbia		V5N 3G9
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (410) 454-6428
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
The information in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended.
On September 10, 2007, lululemon athletica inc. issued a press release announcing its financial results for the second quarter ended July 31, 2007 and certain other information. A copy of lululemon athletica’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. lululemon athletica has scheduled a conference call for 4:30 p.m. EST on September 10, 2007 to discuss its financial results.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
Exhibit 99.1: lululemon athletica inc. press release announcing financial results for the second quarter ended July 31, 2007.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

lululemon athletica inc.

Date: September 10, 2007	By:	/s/ John E. Currie

John E. Currie
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, entitled “LULULEMON ATHLETICA INC. ANNOUNCES SECOND QUARTER FISCAL 2007 RESULTS”, issued by the Company on September 10, 2007.